UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 3, 2018

AMERICAN AXLE & MANUFACTURING
HOLDINGS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)
1-14303	38-3161171

(Commission File Number)	(IRS Employer Identification No.)

One Dauch Drive, Detroit, Michigan	48211-1198

(Address of Principal Executive Offices)	(Zip Code)

(313) 758-2000
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

                                       Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933
(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

                                                                                                                                                       Emerging growth company              ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for
complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.            ☐

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 8, 2018, the board of directors of American Axle & Manufacturing Holdings, Inc. (“AAM”) approved the American Axle & Manufacturing Holdings, Inc. 2018 Omnibus Incentive Plan (the “Plan”), subject to the approval of stockholders. On May 3, 2018, at AAM’s 2018 annual meeting of stockholders, our stockholders approved the Plan. For a description of the Plan, please see “Proposal 3-Approval of American Axle & Manufacturing Holdings, Inc. 2018 Omnibus Incentive Plan” in AAM’s Proxy Statement on Schedule 14A, which was filed with the Securities and Exchange Commission on March 22, 2018.

Item 5.07     Submission of Matters to a Vote of Security Holders

On May 3, 2018, AAM held its annual meeting of stockholders. At the meeting, AAM’s stockholders voted on four proposals and cast their votes as follows:

Proposal 1: Election of Directors

The following directors were nominated to serve for three-year terms expiring at the annual meeting of stockholders in 2021. Results of the election are as follows:

	Number of Votes

Nominee	For	Against	Abstain	Broker Non Votes
David C. Dauch	87,045,665	5,982,095	394,260	7,375,659
William L. Kozyra	92,076,180	1,233,686	112,154	7,375,659
Peter D. Lyons	91,747,098	1,272,418	402,504	7,375,659

Proposal 2: Advisory vote on named executive officer compensation

AAM’s stockholders voted for, on a non-binding advisory basis, the compensation of AAM’s named executive officers, by the following vote:

Number of Votes

For	90,244,463
Against	2,747,535
Abstain	430,022
Broker Non Votes	7,375,659

Proposal 3: Approval of the American Axle & Manufacturing Holdings, Inc. 2018 Omnibus Incentive Plan

AAM’s stockholders voted to approve the Plan, by the following vote:

Number of Votes

For	85,440,327
Against	7,623,871
Abstain	357,822
Broker Non Votes	7,375,659

Proposal 4: Ratification of appointment of Deloitte & Touche LLP as AAM’s independent registered public accounting firm for the year ending December 31, 2018

The proposal to ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2018 was approved with the following votes:

Number of Votes

For	99,795,842
Against	948,292
Abstain	53,545

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

AMERICAN AXLE & MANUFACTURING HOLDINGS, INC.
Date:	May 3, 2018	By:	/s/ David E. Barnes
David E. Barnes
Vice President & General Counsel